Exhibit 99.1

CONFIDENTIAL

November 29, 2004

Dear Bob:

This letter will confirm the agreement (“Agreement”) that has been reached by and between you and Investment Technology Group, Inc. (“ITG” or the “Company”) in connection with your resignation from ITG.

1.                                       Resignation.  Effective the close of business September 9, 2004 (the “Resignation Date”), you voluntarily resigned from all positions with the Company and its subsidiaries, including your positions as President and Chief Executive Officer and member of the Boards of Directors of the Company and its subsidiaries.  You agree promptly to execute any documents necessary to effectuate such resignations.

2.                                       Separation Payment.  In exchange for signing this Agreement and for your agreement to be bound by the promises set forth in this Agreement, the Company shall pay you, in twelve (12) equal monthly installments, (a) the aggregate amount of One Million Two Hundred Thousand Dollars ($1,200,000) (the “Separation Payment”), less any salary amounts that have been paid to you between September 16, 2004 and the effective date of this Agreement, and (b) an additional Two Hundred Thousand Dollars ($200,000) in satisfaction of any remaining bonus payments that you may claim are owed to you in respect of 2004.  Each such payment shall be less all normal payroll and tax deductions.  The first of the twelve (12) payments shall be made within twenty (20) business days of the expiration of the revocation period referenced in Paragraph 12 below, with subsequent payments on each monthly anniversary of the first payment date.  During this twelve (12) month period, you will be eligible to continue participating in the Company’s health insurance program on the same terms as other senior executives of the Company; provided, however, that this eligibility will cease when you commence full-time employment at another firm.  In addition, you will remain eligible to

Robert J. Russel	Confidential
November 29, 2004

participate in and receive reimbursements under the Company’s Healthcare Flexible Spending Account Plan for qualified medical expenses incurred on or prior to December 31, 2004.

3.                                       Stock Incentive Awards.  In exchange for signing this Agreement and for your agreement to be bound by the promises set forth in this Agreement, all stock options granted to you under the 1994 Stock Option and Long-term Incentive Plan that are not already vested and exercisable as of the Resignation Date (other than the performance-based options granted to you in 2003 and 2004) shall become vested and exercisable upon the expiration of the revocation period referenced in Paragraph 12 below, and shall remain exercisable until  the end of the 60th day following the expiration of the revocation period referenced in Paragraph 12 below, at which time such options will expire.  Stock options granted to you under the 1994 Stock Option and Long-term Incentive Plan that are already vested as of the Resignation Date shall remain exercisable until the end of the 60th day following the expiration of the revocation period referenced in Paragraph 12 below; provided, however, that the 24,565 options with a strike price of $11.32 granted to you on November 3, 1997 shall remain exercisable until November 2, 2007.  In addition, 60,000 of the performance-based options granted to you in 2003 will become fully vested from the expiration of the revocation period referenced in Paragraph 12 below and shall remain exercisable until December 31, 2007; the remaining 60,000 performance-based options granted to you in 2003 are hereby forfeited.  In addition, 42,500 of the performance-based options granted to you in 2004 will become fully vested from the expiration of the revocation period referenced in Paragraph 12 below and shall remain exercisable until December 31, 2008; the remaining 42,500 performance-based options granted to you in 2004 are hereby forfeited.

In exchange for signing this Agreement and for your agreement to be bound by the promises set forth in this Agreement, stock unit awards granted to you under the 1998 Amended and Restated Stock Unit Award Program (the “RSU Program”) that are not already vested as of the Resignation Date shall become vested upon the expiration of the revocation period referenced in Paragraph 12 below, and shares subject to these units, as well as units already vested as of the Resignation Date, shall be issued to you in accordance with the terms of the RSU Program.

4.                                       No Entitlement to Any Other Payments or Benefits.  You agree that, except as provided in Paragraphs 2 and 3 above, you have no entitlement to any compensation, bonus, severance pay, vacation pay or other benefits, damages, attorneys’ fees or costs from the Company or any of the other Releasees (as defined below).

5.                                       General Release of All Claims.

(a)  You, on behalf of yourself, your spouse, children, estate, successors and assigns, release and give up any and all claims you may have against the Company, and its

Robert J. Russel	Confidential
November 29, 2004

subsidiaries, affiliates, and other related companies, including but not limited to ITG, and their officers, directors, owners, agents, attorneys and employees (collectively, the “Releasees”), jointly and individually, of whatever kind whatsoever to the maximum extent provided by law, including but not limited to, claims arising out of the termination of your employment with the Company.  This includes all claims based on anything that has occurred from the beginning of time to the date of your signing of this Agreement, regardless of whether you know of the claim or of your right to make a claim.  This release includes, but is not limited to, any claims under: the Age Discrimination in Employment Act, the Americans with Disabilities Act, Title VII of the Civil Rights Act of 1964, the Equal Pay Act, the Employee Retirement Income Security Act, the Sarbanes-Oxley Act, the Family and Medical Leave Act, the New York State Human Rights Law, the New York State Constitution, the New York Labor Law, the New York Civil Rights Law, the New York City Human Rights Law, and all amendments to those laws; any claims under any other federal, state, or local employment discrimination law, and any claim under any other federal, state or local law dealing with employment or benefits, or concerning any other matter whatsoever; any claim under any agreement, whether express or implied; and any public policy, contract, tort or other common law claim.

(b)  The Company releases and gives up any and all claims it may have against you or your executors, administrators, successors or assigns of whatever kind whatsoever to the maximum extent provided by law, including but not limited to, claims arising out of your employment with the Company or the termination thereof.  This includes all claims based on anything that has occurred from the beginning of time to the date the Company signs this Agreement, regardless of whether the Company knows of the claim or of its right to make a claim.  This release includes, but is not limited to, any claim under any agreement, whether express or implied and any public policy, contract, tort or other common law claim.

6.                                       Continuing Obligations Following Your Resignation.

(a)  Consulting.  You agree that, upon reasonable notice and at the request of the Company during the period from the Resignation Date through December 31, 2004, you shall act from time to time and at the Company’s discretion as a consultant to the Company, with your duties to be reasonably determined at the time the Company so requests by the Company’s Chief Executive Officer.

(b)  Cooperation.  You agree, upon reasonable notice from the Company, to provide truthful and reasonable cooperation, including but not limited to your appearance at interviews with the Company’s counsel, (i) in connection with the defense of any and all charges, complaints, claims, liabilities, obligations, promises, agreements, demands and causes of action of any nature whatsoever, which are asserted by any person or entity concerning or related to any matter that arises out of or concerns events or occurrences during your

Robert J. Russel	Confidential
November 29, 2004

employment with the Company, and (ii) concerning requests for information about the business of the Company or your involvement or participation therein.  The Company will reimburse you for reasonable and necessary travel and other expenses which you may incur at the specific request of the Company and as approved by the Company in accordance with its policies and procedures established from time to time.

(c)  Non-Competition.  For a period of one year following the Resignation Date, you shall not in any manner, directly or indirectly, engage, participate or be interested in any business, entity or endeavor which is engaged in competition with the Company’s POSIT or TriAct crossing business.  You shall be deemed to be directly or indirectly engaged, participating or interested in a business, entity or endeavor if you are a principal, agent, stockholder (or other proprietary or financial interest holder), director, officer, employee, salesperson, sales representative, broker, partner, individual proprietor, lender, consultant or otherwise, but not if such interest is limited solely to the ownership of 2% or less of the equity or debt securities of any class of a corporation whose shares are publicly traded.  You acknowledge in this regard that the Company and its competitors operate in a global marketplace.

(d)  Non-Solicitation.  For a period of one year following the Resignation Date, you shall not, directly or indirectly, hire, entice, induce or in any manner whatsoever attempt to influence any employee, agent, consultant, contractor, supplier, client, customer or any other person or entity to cease or reduce working for and/or doing business with the Company and/or any of its subsidiaries or affiliates.

(e)  Confidential Information.  You have had access to and possession of valuable and important confidential or proprietary data or information of the Company and its operations.  You shall not at any time divulge or communicate to any person or use to the detriment of the Company or for the benefit of any other person, any of such confidential or proprietary data or information or make or remove any copies thereof, whether or not marked or otherwise identified as confidential or secret.  The term “confidential or proprietary data or information” as used in this Agreement shall mean information not generally available to the public, including, without limitation, marketing information and strategy, programs, studies, manuals, formulas or processes, systems, proprietary computer software, source codes and algorithms, acquisition strategies, customer lists, pricing information, books, files or other documents or copies thereof belonging to the Company, its subsidiaries or affiliates or any materials, supplies, equipment of furnishings belonging to the Company, its subsidiaries or affiliates.

(f)  Non-Disparagement.  You shall not, at any time hereafter, make, or cause to be made, any public statement, observation or opinion that disparages, impugns or in any way reflects adversely upon the business or reputation of the Company or any of the Releasees.  The

Robert J. Russel	Confidential
November 29, 2004

restriction in the preceding sentence shall include, but not be limited to, your agreement that you shall not, without the prior consent of the Company, initiate any contacts with, nor respond to any inquiries from, the media concerning the Company, your employment with the Company and/or your resignation from the Company.  The Company shall not, at any time hereafter, issue or authorize any public statement, observation or opinion that disparages, impugns or in any way reflects adversely upon your reputation.  The provisions of this Paragraph 6(f) shall not impair either party’s right to provide truthful testimony or other information as required by law or regulatory requirement.

(g)  Reasonabless, Injunctive Relief.  You acknowledge and agree that the restrictions set forth in this Paragraph 6, are reasonable in view of the nature of the business in which the Company is engaged, and your particular knowledge of the Company and its subsidiaries and affiliates.  You acknowledge that monetary damages for breach of your covenants under this Paragraph 6 will be inadequate and, accordingly, in the event of any breach or threatened breach by you of the provisions of this Paragraph 6, the Company shall be entitled, in addition to all other remedies, to an injunction restraining any such breach, without any bond or other security being required.

(h)  Survival. The provisions of this Paragraph 6 shall survive the termination of this Agreement.

7.                                       No Admissions.  The Company and you agree that nothing contained in this Agreement is an admission by the Company or you of any wrongdoing, liability, unlawful conduct or breach of any duty or obligation.

8.                                       Confidentiality.  You agree that you have kept, and shall keep, the existence and terms of this Agreement confidential, and shall not disclose them to anyone except your attorneys, financial advisors and immediate family members, whom you shall advise of this confidentiality provision.  No other disclosure shall be permitted except: (i) pursuant to an action to enforce the terms of this Agreement, in which case it shall be introduced under seal to the court, (ii) in response to a request by any governmental or regulatory agency, (iii) as may be required by any state or federal law or regulation, or (iv) in response to compulsory process of law.  The parties further agree that nothing in this Agreement shall prohibit or restrict you from providing information to, testifying or otherwise assisting in any investigation or proceeding brought by, any federal, state or local regulatory agency, law enforcement agency, legislative body, or self-regulatory organization.

9.                                       Governing Law.  This Agreement shall be construed under the laws of the State of New York.

Robert J. Russel	Confidential
November 29, 2004

10.                                 Entire Agreement.  This Agreement contains the entire understanding between you and the Company.  It may not be changed unless the changes are in writing and signed by each of the parties.

11.                                 Severability.  With the exception of Paragraph 5, if any provision of this Agreement or the application thereof is held invalid, the invalidity shall not affect other provisions or applications, and to this end the provisions of this Agreement are declared to be severable.  In the event Paragraph 5 is held unenforceable by any court, the Company’s obligations under Paragraphs 2 and 3 shall be null and void, and you shall be liable for the return of the Separation Payment set forth in Paragraph 2 and for the return of any profits realized in connection with your exercising any of the stock incentive awards that were accelerated as set forth in Paragraph 3.

12.                                 Review and Revocation Period.  You understand and acknowledge that, under the Older Workers Benefit Protection Act, you have at least twenty-one (21) days to consider signing this Agreement.  You further understand and acknowledge that you shall have seven (7) days following the date of your execution of this Agreement within which to revoke this Agreement, and that this Agreement shall not become effective or enforceable until that seven (7) day revocation period has expired.  In the event you seek to revoke this Agreement, you must provide the Company with written notice no later than the close of business on the seventh (7th) day following your execution of this Agreement.  Any notice of revocation shall be sent to Christopher P. Reynolds, Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178.  You are hereby advised to consult with an attorney of your choice prior to executing this Agreement.

YOU UNDERSTAND THAT THIS AGREEMENT RELEASES ANY AND ALL CLAIMS AND RIGHTS YOU MAY HAVE AGAINST THE COMPANY AND ALL OF THE OTHER RELEASEES AS SET FORTH ABOVE, AND THAT BY SIGNING THIS AGREEMENT AND RELEASE, YOU ACKNOWLEDGE AND AFFIRM THAT:  (1) YOU ARE COMPETENT; (2) YOU WERE AFFORDED A REASONABLE TIME PERIOD OF 21 DAYS TO REVIEW AND CONSIDER THIS AGREEMENT AND HAVE BEEN ADVISED TO DO SO WITH AN ATTORNEY OF YOUR CHOICE; (3) YOU HAVE READ AND UNDERSTAND AND ACCEPT THIS AGREEMENT AS FULLY AND FINALLY RESOLVING, WAIVING AND RELEASING ANY AND ALL CLAIMS AND RIGHTS WHICH YOU MAY HAVE AGAINST THE COMPANY AND THE OTHER RELEASEES AS SET FORTH ABOVE; (4) NO PROMISES OR INDUCEMENTS HAVE BEEN MADE TO YOU EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT; AND (5) YOU HAVE SIGNED THIS AGREEMENT FREELY, KNOWINGLY AND VOLUNTARILY, INTENDING TO BE LEGALLY BOUND BY ITS TERMS.

Robert J. Russel	Confidential
November 29, 2004

Very truly yours,

INVESTMENT TECHNOLOGY
GROUP, INC.

By:	/s/ Raymond L. Killian, Jr.
Raymond L. Killian, Jr.

AGREED AND ACCEPTED:

/s/ Robert J. Russel
Robert J. Russel

Dated:  November 30, 2004